Madison Funds
Supplement Dated June 25, 2019

This Supplement amends the Prospectus of the Madison Funds dated February 28, 2019, as supplemented, the Statement of Additional Information (SAI) dated February 28, 2019, and the Summary Prospectus for the Investors Fund dated February 28, 2019.

Madison Investors Fund
Currently the Investors Fund is co-managed by Matt Hayner, CFA, and Adam Sweet, CFA. Effective June 30, 2019, Mr. Sweet will be replaced by Richard Eisinger as co-manager of the fund.

As a result of the foregoing, all references in the prospectus and SAI to Mr. Sweet as co-manager of the fund are deleted, and the disclosure related to Portfolio Management is amended as noted below.

Fund Summary - Portfolio Management
The investment adviser to the fund is Madison Asset Management, LLC. Matt Hayner, CFA (Vice President, Portfolio Manager) and Richard Eisinger (Head of Equities and Portfolio Manager) co-manage the fund. Mr. Hayner served as co-manager of the fund from May 2008 until May 2010, and again since May 2012; and Mr. Eisinger served as co-managed the fund from January 2000 until May 2010, and again since June 2019.

Prospectus - Portfolio Management
The Investors Fund is co-managed by Matt Hayner, CFA, and Richard Eisinger. Mr. Hayner, Vice President and Portfolio Manager of Madison, co-managed the fund from May 2008 until May 2010, and again since May 2012. Mr. Hayner has been a member of the Madison equity team since joining the firm in 2002. Mr. Eisinger, Head of Equities and Portfolio Manager of Madison, co-managed the fund from January 2000 and May 2010 and again since June 2019. Mr. Eisinger has served as portfolio manager on the U.S. Equity Team since 1998 with primary responsibility for management of the firm’s mid-cap equity portfolios since he joined the firm in 1998. He also serves as an equity analyst on the team.

Please keep this Supplement with your records.

MF-STATPRO SUP (0619)